EXHIBIT 99.1


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code


     I, Ronald D. Sloan, the chief executive officer and chief financial officer of Can-Cal Resources Ltd., certify that (i) the Quarterly Report on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.


                                        /s/  Ronald D. Sloan
                                       ----------------------------------------
                                       Ronald D. Sloan, Chief Executive Officer
                                       and Chief Financial Officer

                                       Date:  November 13, 2002




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